UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2007
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
  Greensboro, North Carolina  27409-9421
  (Address of principal executive offices)
  (Zip Code)

(336) 664-1233

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))
[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

          On November 13, 2007, RF Micro Devices, Inc. ("RFMD") completed its acquisition of Sirenza Microdevices, Inc. ("Sirenza") pursuant to the Agreement and Plan of Merger and Reorganization, dated as of August 12, 2007, by and among RFMD, Iceman Acquisition Sub, Inc., a wholly-owned subsidiary of RFMD ("Merger Sub"), and Sirenza (the "Merger Agreement"). In accordance with the terms and conditions of the Merger Agreement, RFMD acquired Sirenza through the merger of Merger Sub with and into Sirenza, following which Sirenza, as the surviving corporation and a wholly-owned subsidiary of RFMD, merged with and into RFMD (together, the "Mergers").  Prior to the Mergers, Sirenza was a publicly held supplier of RF components for the commercial communications, consumer and aerospace, defense and homeland security equipment markets.  Sirenza's products are designed to optimize the reception and transmission of voice and data signals in mobile wireless communications networks and in other wireless and wireline applications.

            Robert M. Van Buskirk, president and chief executive officer of Sirenza immediately prior to the Mergers, will relocate to North Carolina and will serve as president of RFMD's new Multi-Market Products Group.  Robert A. Bruggeworth, president and chief executive officer of RFMD, will continue as president and chief executive officer of the combined company.  The board of directors of the combined company will consist of the current nine members of RFMD's Board of Directors (the "Board") and two new members who served on Sirenza's board of directors immediately prior to the Mergers.

          Under the terms of the Merger Agreement, each outstanding share of Sirenza's common stock was exchanged for a combination of 1.7848 shares of RFMD common stock and $5.56 in cash.  Options to purchase Sirenza common stock that were outstanding immediately prior to the Mergers were assumed by RFMD and converted into options to purchase RFMD common stock that are subject to the same vesting and other conditions that applied to the Sirenza options immediately prior to the Mergers.  Performance share awards ("PSAs") for Sirenza common stock that were outstanding immediately prior to the Mergers were assumed by RFMD and converted into contingent rights to acquire RFMD common stock that are subject to the same vesting and other conditions that applied to the Sirenza PSAs immediately prior to the Mergers.  Shares of Sirenza common stock underlying restricted stock awards ("RSAs") that were subject to forfeiture risks, repurchase options or other restrictions immediately prior to the Mergers were converted into shares of RFMD common stock and/or cash and remain subject to the same restrictions that applied to the Sirenza RSAs immediately prior to the Mergers.

          Based on RFMD's closing stock price on November 13, 2007, the consideration paid by RFMD for the outstanding shares of Sirenza common stock was valued at $16.80 per share and represented an aggregate value of approximately $900 million, comprised of approximately $300 million in available cash with the balance in RFMD common stock.  As a result of the Mergers, Sirenza common stock has ceased to be publicly traded and is no longer listed on the NASDAQ Global Market.

          A copy of RFMD's press release announcing the completion of the acquisition of Sirenza is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            (c)     On November 13, 2007, RFMD's Board appointed Robert M. Van Buskirk, 58, to serve as President of RFMD's newly formed Multi-Market Products Group, effective November 14, 2007.  Prior to his appointment as President of RFMD's Multi-Market Products Group, Mr. Van Buskirk was the chief executive officer, president and a director of Sirenza from November 2002 to November 2007.

         Prior to Mr. Van Buskirk's appointment, RFMD and Mr. Van Buskirk executed an offer letter, dated August 13, 2007, relating to the conditions of his employment.  Mr. Van Buskirk's employment with RFMD was contingent upon the successful closing of the Mergers, which occurred on November 13, 2007.  Pursuant to the terms of the offer letter, Mr. Van Buskirk is entitled to, among other things, the following as an employee of RFMD:

•         An annual base salary of $375,000;

•         Eligibility to participate in RFMD's Employee Cash Bonus Plan at a target bonus of 75% of his base salary with a maximum bonus of 200% of his target bonus amount, subject to payroll withholding
    (with any such bonus to be pro rated for fiscal year 2008);

•         A grant of restricted stock, which was made on November 14, 2007, covering an amount of RFMD common stock equivalent to $600,000 calculated as of November 13, 2007 (the date of closing of the
    Mergers).  Such grant is subject to the terms and conditions of RFMD's 2003 Stock Incentive Plan and the related restricted stock award agreement and is subject to vesting, with one half of the shares vesting on November 13, 2009 and the other half vesting on November 13, 2010, subject to
    Mr. Van Buskirk's continued employment with RFMD;

•         Eligibility for change in control benefits in the event of a change in control subsequent to his employment with RFMD; and

•         Other benefits generally made available by RFMD to its employees, such as life, medical and dental insurance, vacation, long-term disability insurance, and eligibility to participate in RFMD's 401(k) plan.

    The offer letter further provides that Mr. Van Buskirk will be employed by RFMD "at will," meaning that his employment may be terminated at any time by him or by RFMD with or without a stated reason, and as a condition of his employment he was required to sign a Noncompetition Agreement and an Inventions, Confidentiality and Non-Solicitation Agreement with RFMD, which are described in more detail below.  Mr. Van Buskirk also will be required to relocate to RFMD's Greensboro, North Carolina headquarters as soon as practicable following the commencement of his employment.

In addition, Mr. Van Buskirk waived any and all right to severance benefits in connection with the Mergers, including but not limited to those set forth in his employment agreement with Sirenza.  Mr. Van Buskirk also agreed not to sell or otherwise dispose of any RFMD shares received in connection with the Mergers for a one-year period ending November 13, 2008, subject to his right to sell up to 30,000 such shares during each three-month period following November 13, 2007 pursuant to an approved written trading plan.

            Mr. Van Buskirk and RFMD also entered into a Change in Control Agreement, effective as of November 14, 2007.  The Change in Control Agreement is effective until the earliest of (a) April 5, 2010 if no change in control has occurred, subject to automatic renewal for additional one-year periods unless RFMD gives notice to Mr. Van Buskirk that it does not wish to extend the Change in Control Agreement; (b) the termination of Mr. Van Buskirk's employment with RFMD for any reason prior to a change in control; or (c) the end of a two-year period following a change in control and the fulfillment by RFMD and Mr. Van Buskirk of all obligations under the Change in Control Agreement.  The Change in Control Agreement provides that if Mr. Van Buskirk's employment is terminated within the 24-month period following a "change in control" without "cause" or "good reason" (other than due to death, disability or retirement), each as defined in the Change in Control Agreement, within thirty days following the date of termination he is entitled to:

  a lump-sum cash amount equal to the sum of (i) his base salary through the termination date and any bonus amounts that have been earned or become payable, (ii) a pro rata portion of his annual bonus for the fiscal year in which his date of termination occurs, and (iii) any accrued vacation pay;
  a severance benefit equal to the sum of (i) one and one half times his highest annual rate of base salary during the 18-month period immediately prior to his date of termination, plus (ii) one times his bonus amount, to be paid in periodic installments in accordance with the normal payroll practices of RFMD over the 18-month period following his termination of employment; and
  full acceleration of the vesting and exercisability of all stock options, stock appreciation rights, restricted stock, performance stock or similar stock-based awards granted to Mr. Van Buskirk by RFMD.

            Mr. Van Buskirk also generally would be entitled to "gross-up payments" equal to the amount of excise taxes, income taxes, interest and penalties if payments owed under the Change in Control Agreement are deemed excess parachute payments for federal income tax purposes.  The Change in Control Agreement also provides that RFMD will continue to provide for two years the same level of medical, dental, vision, accident, disability and life insurance benefits upon substantially the same terms and conditions as existed prior to termination and will provide Mr. Van Buskirk with one additional year of service credit under all non-qualified retirement plans and excess benefits plans in which Mr. Van Buskirk participated at termination.  Further, the Change in Control Agreement also provides that Mr. Van Buskirk is subject to certain confidentiality, non-solicitation and non-competition covenants.  In the event that he fails to comply with any of these covenants for a period of 10 days following receipt of notice from RFMD, he will not be entitled to receive any payment or benefits under the Change in Control Agreement.

            Mr. Van Buskirk executed a Noncompetition Agreement as of August 13, 2007 under which he has agreed, among other things, not to (i) directly or indirectly, personally or through others, without the prior written consent of RFMD, solicit, attempt to solicit, induce or attempt to induce any person who is or was an employee, consultant or independent contractor of or to RFMD to terminate their relationship with RFMD, or (ii) directly or indirectly, personally or through others, without the prior written consent of RFMD, induce or attempt to induce any person who is or was a customer, distributor, reseller or marketing or other partner relating to any aspect of the business of RFMD, beginning on November 13, 2007 and continuing until the later of (A) November 13, 2010 or (B) the twelve-month anniversary of the date on which Mr. Van Buskirk ceases to be employed by RFMD for any reason.

            RFMD also entered into an Inventions, Confidentiality, and Non-Solicitation Agreement with Mr. Van Buskirk, effective as of November 14, 2007, in which he agreed that:

•     he will keep in the strictest confidence and trust all information used in the design, development, manufacture or assembly of RFMD's products ("proprietary information") at all times both during the period of his employment by RFMD and after termination of that employment for any reason;

•     he will not use any proprietary information or disclose any proprietary information to any person without the prior express written consent of RFMD, except as may be necessary in the ordinary course of performing his duties for RFMD;

•     he will not use or disclose to RFMD, or assist in the disclosure to RFMD of, confidential information belonging to any third parties, including any prior employers of Mr. Van Buskirk; and

•     he will return all documents and other property to RFMD upon the termination of his access to RFMD's proprietary information for any reason or upon the termination of his employment for any reason, whether or not pertaining to proprietary information.

            Mr. Van Buskirk also acknowledged that all inventions or other information relating to RFMD's business that he conceives or learns of during his employment with RFMD is the property of RFMD, and he agreed to promptly report all such inventions or other information to RFMD during the course of his employment.  He also agreed that from the date of this agreement until the one-year anniversary following the termination of his employment with RFMD, he will not, directly or indirectly, call upon any of RFMD's (i) customers that were in existence at the time of his termination, or (ii) employees, consultants, or representatives who were in existence at the time of his termination or at any time during the one-year period following such termination, for the purpose of soliciting or inducing them to discontinue their relationship with RFMD.

            The foregoing summary of certain terms of each of the offer letter, the Change in Control Agreement, the Noncompetition Agreement, and the Inventions, Confidentiality and Non-Solicitation Agreement does not purport to be complete, and is qualified in its entirety by reference to each of the offer letter, the Change in Control Agreement, the Noncompetition Agreement, and the Inventions, Confidentiality and Non-Solicitation Agreement, copies of which are filed or incorporated by reference as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)        Financial Statements of Businesses Acquired

The financial statements required to be filed with the Securities and Exchange Commission (the "SEC") relating to RFMD's acquisition of Sirenza will be filed by amendment to this Current Report on Form 8-K no later than January 29, 2008.

(b)        Pro Forma Financial Information

The pro forma financial information required to be filed with the SEC relating to RFMD's acquisition of Sirenza will be filed by amendment to this Current Report on Form 8-K no later than January 29, 2008.

            (d)        Exhibits

Exhibit No.             Description

     2.1                    Agreement and Plan of Merger and Reorganization, dated as of August 12, 2007, by and among
                              RF Micro Devices, Inc., a North Carolina corporation, Iceman Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of RF Micro Devices, Inc., and Sirenza Microdevices,
                              Inc., a Delaware corporation (1)

     10.1                  Offer letter between RF Micro Devices, Inc. and Robert Van Buskirk, dated August 13, 2007 (2)

     10.2                  Change in Control Agreement between RF Micro Devices, Inc. and Robert Van Buskirk, effective as of November 14, 2007

     10.3                  Noncompetition Agreement, dated as of August 13, 2007, executed by Robert Van Buskirk in favor of RF Micro Devices, Inc., Sirenza Microdevices, Inc. and other beneficiaries (2)

     10.4                  RFMD NC Inventions, Confidentiality and Non-Solicitation Agreement, effective as of November
                              14, 2007, by and between Robert Van Buskirk and RF Micro Devices, Inc. (2)

     99.1                  Press Release dated November 13, 2007, announcing the completion of the acquisition of
                              Sirenza Microdevices, Inc.

(1)        Incorporated by reference to the exhibit of the same number filed with our Current Report on Form 8-K, filed on August 16, 2007.

(2)        Incorporated by reference to the exhibit of the same number filed with our Registration Statement on
            Form S-4, filed on September 13, 2007 (File No. 333-146027).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By:/s/William A. Priddy, Jr.
                                                                                  William A. Priddy, Jr.
                                                                                  Chief Financial Officer, Corporate
                                                                                  Vice President of Administration and Secretary

Date:    November 19, 2007

EXHIBIT INDEX

Exhibit No.               Description of Exhibit

     2.1                      Agreement and Plan of Merger and Reorganization, dated as of  August 12, 2007, by and among
                                RF Micro Devices, Inc., a North Carolina corporation, Iceman Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of RF Micro Devices, Inc., and Sirenza Microdevices,
                                Inc., a Delaware corporation (1)

    10.1                     Offer letter between RF Micro Devices, Inc. and Robert Van Buskirk, dated August 13, 2007 (2)

    10.2                     Change in Control Agreement between RF Micro Devices, Inc. and Robert Van Buskirk, effective as of November 14, 2007

    10.3                     Noncompetition Agreement, dated as of August 13, 2007, executed by Robert Van Buskirk in favor of RF Micro Devices, Inc., Sirenza Microdevices, Inc. and other beneficiaries (2)

    10.4                     RFMD NC Inventions, Confidentiality and Non-Solicitation Agreement, effective as of November
                                14, 2007, by and between Robert Van Buskirk and RF Micro Devices, Inc. (2)

    99.1                     Press Release dated November 13, 2007, announcing the completion of the acquisition of Sirenza
                                Microdevices, Inc.

(1)        Incorporated by reference to the exhibit of the same number filed with our Current Report on Form 8-K, filed on August 16, 2007.

(2)        Incorporated by reference to the exhibit of the same number filed with our Registration Statement on
            Form S-4, filed September 13, 2007 (File No. 333-146027).